UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)         June 28, 1996



                           TRITON ENERGY LIMITED
            (Exact name of registrant as specified in its charter)



   Cayman Islands                         1-11675               None
 (State or other jurisdiction of        (Commission          (IRS Employer
       incorporation)                   File Number)     Identification No.)


              Caledonian House, Mary Street
                  P.O.Box 1043
                   George Town
              Grand Cayman, Cayman Islands                   NA
         (Address of principal executive offices)         (Zip Code)


    Registrant's telephone number, including area code (809) 949-0050



                                   N/A
        (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

     Triton Energy Limited (the "Company") issued a Press Release reporting the acceptance of the all-cash takeover bid made by Clyde Petroleum plc for the outstanding shares of Crusader Limited, the Company's Australia-based oil and gas affiliate, a copy of which is filed as an exhibit to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.               Description

99.1          Press release dated May 16, 1996.



                                  SIGNATURES


     Pursuant  to the requirements of the Securities Exchange Act of 1934, the
registrant    has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRITON ENERGY LIMITED



Date: July 2, 1996               By:    /s/Robert B. Holland, III
                                      Robert B. Holland, III, Senior Vice
                                      President and General Counsel